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                                                                   EXHIBIT 10.22

                               SECURED TERM NOTE
                                  (EQUIPMENT)


$500,000.00                                          June 28, 1995
                                                     Boston, Massachusetts

  For value received, the undersigned promises to pay to Shawmut Bank, N.A. ("LENDER"), or order, at its office, the principal sum of FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS, together with interest thereon at the rate of EIGHT AND THREE-QUARTERS (8.75%) PERCENT PER ANNUM, to be paid in thirty-six (36) consecutive monthly installments of principal and interest as follows:
$15,841.75 on July 30, 1995, and the same amount (except the last installment which shall be the unpaid balance) on the last day of each month thereafter until this Note is fully paid. Interest shall be calculated on the basis of actual days elapsed and a 360-day year. If this Note is not paid in full on the date of maturity or upon the exercise by Lender of its rights in the event of the undersigned's default, interest on unpaid balances shall thereafter be payable at a fluctuating interest rate per annum equal to three percent (3%) greater than the rate of interest specified herein.

  The undersigned hereby authorizes Lender to charge the -amount of all monthly interest and principal payments, when due and payable hereunder, against the undersigned's checking account.

  At the option of the Lender, this Note shall become immediately due and payable without notice or demand upon the occurrence at any time of (i) a default of any liability, obligation or undertaking of the undersigned, hereunder or otherwise, including failure to pay in full and when due any installment of principal or interest hereunder; (ii) an Event of Default as defined in the Agreement; or (iii) termination of the Agreement.

  In the event of a prepayment of the undersigned's obligations to the Lender, either at the undersigned's default, the undersigned agrees to pay to the Lender its lost net interest income resulting from the prepayment. Therefore, the undersigned's final payment to the Lender shall consist of all principal amounts outstanding, all interest owing up to the date of such prepayment or demand by the Lender, together with the Lender's lost net interest income, if any, computed as described hereafter.

  As of the date of prepayment, or as of the date of demand after default, the Lender will determine the interest rate differential between the rate stated in this Note and the yield on a United States Government Treasury Note with the maturity closest
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to the Note as the same is reported in The Wail Street Journal of that day
(reporting the previous day's activity). In the event that the rate differential so determined is such that the Treasury Note yield is greater than the Note yield, no lost net interest income shall be paid to the Lender, nor, in any event, shall any sum be owing by the Lender to the undersigned.

  In the event that the rate differential so determined is such that the Note yield is greater than the Treasury Note yield, the difference shall be multiplied by the outstanding principal balance of this Note, computed monthly for the remaining term of this Note; the present value of such monthly computation shall be calculated and paid to the Lender as its lost net interest income. For the purpose of computing the present value, the interest rate used for discounting shall be the bond equivalent yield of the six-month United States Treasury Bill rate as reported in The Wall Street Journal of that day (reporting the previous day's activity).

  Notwithstanding the foregoing, the Lender may, in its sole discretion, choose to waive its right to receive either all or any portion of its lost net interest income as provided herein.

  The undersigned agrees to pay all costs of collection including reasonable fees of attorney.

  No delay or omission on the part of the Lender in exercising any right hereunder shall operate as a waiver of such right or of any other right of such Lender, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The undersigned regardless of the time, order or place of signing waives presentment, demand, protest and notices of every kind and assents to any one or more extensions or postponements of the time of payment or any other indulgences, to any substitutions, exchanges or releases of collateral if at any time there be available to the Lender collateral for this Note, and to the additions or releases of any other parties or persons primarily or secondarily liable.

  This Note is secured pursuant to a Security Agreement (All Assets) dated January 13, 1995.

  This Note represents amounts loaned to Borrower pursuant to a Line of Credit Agreement for the Acquisition of Equipment dated January 13, 1995.

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  All rights and obligations hereunder shall be governed by the law of the
Commonwealth of Massachusetts and this Note shall be deemed to be under seal.


WITNESS:                              Bottomline Technologies, Inc.



 /s/  Janet M. Ford                   By:  /s/  James L. Loomis
--------------------------               -----------------------------
Janet M. Ford                              James L. Loomis
                                           Vice President and Treasurer

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